UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2006

SAND HILL IT SECURITY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Sand Hill Road Building 1, Suite 240 Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 926-7022

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Other Events.

On March 17, 2006, the Company announced that on March 16, 2006, the Company filed an amendment to its previously filed Form S-4 registration statement with the Securities and Exchange Commission in connection with the Company's proposed merger with St. Bernard Software, Inc. A copy of the press release announcing the filing of the amendment to the previously filed Form S-4 registration statement is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2006	SAND HILL IT SECURITY
ACQUISITION CORP.

By:	/s/ Humphrey Polanen

Name: Humphrey Polanen

Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 17, 2006